Retirement Plan	6 Months Ended
Jun. 30, 2022
Retirement Benefits [Abstract]
Retirement Plan

Note 10 — Retirement Plan

Effective January 1, 2022, the Company adopted a defined contribution savings plan pursuant to Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”). The 401(k) Plan is for the benefit of all qualifying employees and permits voluntary contributions by employees of up to 100% of eligible compensation, subject to the maximum limits imposed by the Internal Revenue Service. The terms of the 401(k) Plan allow for discretionary employer contributions. No expenses were incurred related to the 401(k) Plan during the three and six months ended June 30, 2022, and the 401(k) Plan lapsed during the three months ended June 30, 2022 due to inactivity.